                                                                    Exhibit 99.1

                                                                  Execution Copy

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

                                  as Purchaser

                                       and

                      THORNBURG MORTGAGE HOME LOANS, INC.,

                                    as Seller

                        MORTGAGE LOAN PURCHASE AGREEMENT

                           Dated as of August 1, 2006

                    Adjustable Rate and Hybrid Mortgage Loans

                   Thornburg Mortgage Securities Trust 2006-5

                                TABLE OF CONTENTS

                                                                                            PAGE
                                                                                           -----
ARTICLE I. DEFINITIONS AND SCHEDULES ...................................................       1
   Section 1.01. Definitions............................................................       1
ARTICLE II. SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE...........................       2
   Section 2.01. Sale of Mortgage Loans.................................................       2
   Section 2.02. Obligations of the Seller Upon Sale....................................       2
   Section 2.03. Payment of Purchase Price for the Mortgage Loans.......................       3
ARTICLE III. REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH........................       3
   Section 3.01  Seller Representations and Warranties Relating to the Mortgage Loans...       3
   Section 3.02. Seller's Representations and Warranties................................       3
   Section 3.03  Remedies for Breach of Representations and Warranties..................       4
ARTICLE IV. SELLER'S COVENANTS..........................................................       5
   Section 4.01. Covenants of the Seller................................................       5
ARTICLE V. INDEMNIFICATION..............................................................       5
   Section 5.01. Indemnification........................................................       5
ARTICLE VI. TERMINATION.................................................................       6
   Section 6.01. Termination............................................................       6
ARTICLE VII. MISCELLANEOUS PROVISIONS...................................................       6
   Section 7.01. Amendment..............................................................       6
   Section 7.02. Governing Law..........................................................       6
   Section 7.03. Notices................................................................       6
   Section 7.04. Severability of Provisions.............................................       6
   Section 7.05. Counterparts...........................................................       7
   Section 7.06. Further Agreements.....................................................       7
   Section 7.07. Intention of the Parties...............................................       7
   Section 7.08. Successors and Assigns: Assignment of Purchase Agreement...............       7
   Section 7.09. Survival...............................................................       8

Schedule I:   Mortgage Loan Schedule....................................................     I-1
Schedule II:  List of Servicers and Servicing Agreements................................    II-1
Schedule III: Seller's Representations and Warranties Relating to Mortgage Loans........   III-1

          THIS MORTGAGE LOAN PURCHASE AGREEMENT, dated as of August 1, 2006 (the "AGREEMENT"), is made and entered into between Thornburg Mortgage Home Loans, Inc. (the "SELLER") and Structured Asset Mortgage Investments II Inc. (the "PURCHASER").

                                   WITNESSETH

          WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the "MORTGAGE NOTES") so indicated on Schedule I hereto referred to below, and the other documents or instruments constituting the Mortgage File (collectively, the "MORTGAGE LOANS"); and

          WHEREAS, the Seller is a party to the servicing agreements identified on Schedule II (each a "SERVICING AGREEMENT," and together the "SERVICING AGREEMENTS"), and certain of the Mortgage Loans are currently being serviced thereunder by the servicers identified therein; and

          WHEREAS, the Seller, as of the date hereof, owns the mortgages or deeds of trust (the "MORTGAGES") on the properties (the "MORTGAGED PROPERTIES") securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans and (c) the Seller's security interest in any Additional Collateral; and

          WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans, including the Mortgages, and assign the Seller's rights under the Servicing Agreements to the Purchaser pursuant to the terms of this Agreement; and

          WHEREAS, pursuant to the terms of that certain Pooling and Servicing Agreement dated as of August 1, 2006 (the "POOLING AND SERVICING AGREEMENT") among the Purchaser, as depositor, the Seller, as seller, Wells Fargo Bank, N.A., as master servicer and securities administrator, Wilmington Trust Company, as Delaware trustee and LaSalle Bank National Association, as trustee (in such capacity, the "TRUSTEE"), the Purchaser will convey the Mortgage Loans to Thornburg Mortgage Securities Trust 2006-5 (the "TRUST").

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I.

                            DEFINITIONS AND SCHEDULES

     Section 1.01. Definitions. Any capitalized term used but not defined herein and below shall have the meaning assigned thereto in the Pooling and Servicing Agreement, the related Preliminary Prospectus Supplement dated August 24, 2006 (the "PRELIMINARY PROSPECTUS SUPPLEMENT") to the Prospectus dated March 28, 2006, 2006 (the "PROSPECTUS"), the related Final Prospectus Supplement dated August 29, 2006 (the "FINAL PROSPECTUS SUPPLEMENT") to the Prospectus or the related Private Placement Memorandum dated August 29, 2006 (the "MEMORANDUM").

                                  ARTICLE II.

                SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

     Section 2.01. Sale of Mortgage Loans; Assignment of the Servicing Agreements. The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under (i) each Mortgage Loan, including the related Cut-Off Date Principal Balance, all interest due thereon after the Cut-Off Date and all collections in respect of interest and principal due after the Cut-Off Date (and all principal received before the Cut-Off Date to the extent such principal relates to a Monthly Payment due after the Cut-Off Date); (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) any Additional Collateral with respect to the Mortgage Loans; and (v) all proceeds of any of the foregoing.

          Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Purchaser all of its rights and interest (but none of its obligations) under each Servicing Agreement, other than any servicing rights retained pursuant to the provisions of such Servicing Agreements, to the extent relating to the Mortgage Loans. The Purchaser hereby accepts such assignment, and shall be entitled to exercise all such rights of the Seller under each Servicing Agreement as if the Purchaser had been a party to each such agreement.

     Section 2.02. Obligations of the Seller Upon Sale and Assignment. In connection with the transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser and the Trustee a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-Off Date, (i) its account number and (ii) the Cut-Off Date Principal Balance and such file, which forms a part of Schedule A to the Pooling and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

          In connection with such conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Trustee, as assignee of the Purchaser, on or before the Closing Date, the documents required to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement including, but not limited to, the Servicing Agreements.

          The Seller hereby confirms to the Purchaser and the Trustee that it has made the appropriate entries in its general accounting records, to indicate that the Mortgage Loans have been transferred to the Trustee, or a custodian appointed pursuant to the Pooling and Servicing Agreement to act on behalf of the Trustee, and that the Mortgage Loans constitute part of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

          The Purchaser hereby acknowledges its acceptance of all right, title and interest in, to and under the Mortgage Loans and other property, and its rights under the Servicing Agreements, now existing or hereafter created, conveyed to it pursuant to Section 2.01 hereof.

     Section 2.03. Payment of Purchase Price for the Mortgage Loans. In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $2,710,590,965.61 (which amount includes accrued interest) (the "PURCHASE PRICE"). The Seller shall pay, and be billed directly for all reasonable expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, printing fees incurred in connection with the Preliminary Prospectus Supplement, the Final Prospectus Supplement and the Memorandum relating to the Certificates, fees and expenses of Purchaser's counsel, fees of the rating agencies requested to rate the Certificates, accountant's fees and expenses and the fees and expenses of the Trustee and other out-of-pocket costs, if any.

                                  ARTICLE III.

               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

     Section 3.01. Seller Representations and Warranties Relating to the Mortgage Loans. The Seller hereby makes the representations and warranties set forth in Schedule III hereto applicable to the Mortgage Loans and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date or, if applicable, such other date as may be specified therein.

     Section 3.02. Seller's Representations and Warranties. The Seller represents, warrants and covenants to the Purchaser as of the Closing Date or as of such other date specifically provided herein:

          (i) the Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to fulfill its obligations hereunder;

          (ii) the Seller has the power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or other similar laws in relation to the rights of creditors generally;

          (iii) the execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a material default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

          (iv) the Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

          (v) the Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (vi) the Seller has good, marketable and indefeasible title to the Mortgage Loans, free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans;

          (vii) the Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

          (viii) there are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal
(A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

          (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained; and

          (x) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions.

     Section 3.03. Remedies for Breach of Representations and Warranties. It is understood and agreed that (i) the representations and warranties set forth in Sections 3.01 and 3.02 hereof shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser and the Trust, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination or lack of examination of any Mortgage File and
(ii) the remedies for the breach of such representations and warranties and for the failure to deliver the documents referred to in Section 2.02 hereof shall be as set forth in Section 2.03 of the Pooling and Servicing Agreement.

          It is understood and agreed that the representations and warranties set forth in Section 3.01 hereof shall survive delivery of the respective Mortgage Files to the Trustee on behalf of the Purchaser.

                                  ARTICLE IV.

                               SELLER'S COVENANTS

     Section 4.01. Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; it will notify the Trust, as assignee of the Purchaser, of the existence of any lien on any Mortgage Loan immediately upon discovery thereof; and it will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                   ARTICLE V.

                                 INDEMNIFICATION

     Section 5.01. Indemnification. The Seller agrees to indemnify and to hold each of the Purchaser, the Trust, the Trustee, each of the officers and directors of each such entity and each person or entity who controls each such entity or person harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Trust, the Trustee, or any such person or entity may sustain in any way related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement. The Seller shall immediately notify the Purchaser and the Trustee if a claim is made under this provision. The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Trust, the Trustee or any such person or entity in respect of such claim.

                                   ARTICLE VI.

                                   TERMINATION

     Section 6.01. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the respective indemnity obligations as provided herein, upon the termination of the Trust as provided in Article X of the Pooling and Servicing Agreement.

                                  ARTICLE VII.

                            MISCELLANEOUS PROVISIONS

     Section 7.01. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the parties hereto.

     Section 7.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

          if to the Seller:

          Thornburg Mortgage Home Loans, Inc.
          150 Washington Avenue, Suite 302
          Santa Fe, New Mexico 87501
          Attention: Deborah J. Burns

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

          if to the Purchaser:

          Structured Asset Mortgage Investments II Inc.
          383 Madison Avenue
          New York, New York 10179
          Attention: Baron Silverstein

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

     Section 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

     Section 7.05. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, which may be transmitted by telecopier each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

     Section 7.06. Further Agreements. The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of the Certificates representing interests in the Trust Fund, including the Mortgage Loans.

          Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of the Certificates. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with the offering of the Certificates.

     Section 7.07. Intention of the Parties. The parties hereto intend that the transaction set forth herein be a non-recourse sale by the Seller to the Purchaser of all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01 hereof. Accordingly, the parties hereto each intend to treat the transaction as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. Nonetheless, in the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01 hereof, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

     Section 7.08. Successors and Assigns: Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser which consent shall be at the Purchaser's sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans and the rights of the Seller under the Servicing Agreements for the purpose of selling them to the Trust that will issue the Certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trust of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trust and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee. Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

     Section 7.09. Survival. The representations and warranties set forth in Sections 3.01 and 3.02 and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                          STRUCTURED ASSET MORTGAGE
                                             INVESTMENTS II INC.,
                                             as Purchaser


                                          By: /s/ Joseph T. Jurkowski, Jr.
                                              ----------------------------------
                                              Name: Joseph T. Jurkowski, Jr.
                                              Title: Vice President


                                          THORNBURG MORTGAGE HOME LOANS, INC.,
                                             as Seller


                                          By: /s/ Deborah J. Burns
                                              ----------------------------------
                                              Name: Deborah J. Burns
                                              Title: Senior Vice President

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )

     On the 29th day of August, 2006 before me, a Notary Public in and for said State, personally appeared Joseph T. Jurkowski, Jr., known to me to be a Vice President of STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


Jeanne Haney
----------------------
Notary Public

My Commission Expires on February 19, 2009.

STATE OF NEW MEXICO )
                    )ss.:
COUNTY OF SANTE FE  )

     On the 29th day of August, 2006 before me, a notary public in and for said State, personally appeared Deborah J. Burns, known to me to be a Senior Vice President of THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


Marie Teresa Fox
----------------------
Notary Public

My Commission Expires October 29, 2008

                                                                      SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

               [See Schedule I of Pooling and Servicing Agreement]

                                                                     SCHEDULE II

                          LIST OF SERVICING AGREEMENTS

1. (a) Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc. ("Thornburg"), as seller and servicer and Wells Fargo Bank N.A. ("Wells Fargo"), as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and as amended by the Second Amendment to Servicing Agreement, dated as of January 1, 2006, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer ("Cenlar"), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, and by the Second Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2006, including the related Transfer Notice, dated August 25, 2006, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

2. Amended and Restated Correspondent Loan Purchase Agreement, dated as of March 25, 2002, between Thornburg Mortgage Home Loans, Inc. ("Thornburg") and First Republic Bank ("First Republic"), including the related Transfer Notice, dated August 25, 2006, from Thornburg to First Republic.

3. Amended and Restated Correspondent Loan Purchase Agreement, dated as of March 27, 2002, between Thornburg and Colonial Savings, F.A. ("Colonial"), including the related Transfer Notice, dated August 25, 2006, from Thornburg to Colonial.

4. Correspondent Loan Purchase Agreement, dated as of January 31, 2006, between Thornburg Mortgage Home Loans, Inc. ("Thornburg") and Mellon Trust of New England, N.A. ("Mellon"), including the related Transfer Notice, dated August 25, 2006, from Thornburg to Mellon.

5. Reconstituted Servicing Agreement, dated as of August 1, 2006, by and among Thornburg, Countrywide Home Loans Servicing LP ("Countrywide"), as servicer, LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, N.A., as master servicer, relating to the Mortgage Loan Purchase and Servicing Agreement dated as of September 1, 2005 as amended by the Amendment Reg AB dated as of July 1, 2006 by and between Thornburg and Countrywide and by the Amendment Number Two dated as of June 19, 2006 by and between Thornburg and Countrywide.

6. Correspondent Loan Purchase Agreement, dated as of April 6, 2006, between Thornburg Mortgage Home Loans, Inc. ("Thornburg") and First Horizon Home Loan Corp. ("First Horizon"), including the related Transfer Notice, dated August 25, 2006, from Thornburg to First Horizon.

7. Reconstituted Servicing Agreement, dated as of August 1, 2006, by and among Thornburg, Wells Fargo Bank, N.A. ("Wells Fargo"), as servicer, and Thornburg Mortgage Securities Trust 2006-5, and acknowledged by Wells Fargo, as master servicer, relating to the Master Seller's Warranties and Servicing Agreement dated as of May 1, 2006, between Lehman Brothers Bank, FSB ("Lehman Brothers") and Wells Fargo, as amended by Amendment No. 1 to the Master Seller's Warranties and Servicing Agreement dated as of August 1, 2006, between Lehman Brothers and Wells Fargo and further amended by the Assignment and Assumption dated as of August 25, 2006, among Lehman Capital, a Division of Lehman Brothers Holdings Inc., Wells Fargo and Thornburg.

8. Reconstituted Servicing Agreement dated as of August 1, 2006, by and among Thornburg, Wells Fargo, as servicer, Thornburg Mortgage Securities Trust 2006-5, and acknowledged by Wells Fargo, as master servicer, relating to the Amended and Restated Flow Servicing Agreement between Citigroup Global Markets Realty Corp. ("Citigroup") and Wells Fargo, as servicer, dated as of March 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of August 28, 2006, among Thornburg, Citigroup and Wells Fargo.

                                  SCHEDULE III

                          SELLER'S REPRESENTATIONS AND
                             WARRANTIES RELATING TO
                                 MORTGAGE LOANS

     The Seller hereby represents and warrants to, and covenants with, the Purchaser that, as to each Mortgage Loan, as of the Closing Date:

(i) (a) The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects and (b) the Mortgage Note or an affidavit of lost Mortgage Note with respect to each Mortgage Loan has been delivered to the Trustee or its designee.

(ii) As of the Cut-Off Date, none of the Mortgage Loans (by Stated Principal Balance) were 30 or more days delinquent in payment.

(iii) To the best of the Seller's knowledge, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid.

(iv) The terms of the Mortgage Note and the Mortgage (including with respect to provisions relating to any Additional Collateral (if applicable)) have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, if necessary to protect the interests of the Trust, and which are included in the Mortgage File, the substance of which waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, in each instance to the extent required by the related policy and is reflected on the Mortgage Loan Schedule. Except for any modification agreement or similar document contained in the Mortgage File permitting a borrower to modify his loan, no instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and title insurer, in each instance to the extent required by the policy, and which assumption agreement is part of the Mortgage File.

(v) The Mortgage Note and the Mortgage (including with respect to provisions relating to any Additional Collateral (if applicable)) are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or


                                     III-1
          in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and to the Seller's knowledge no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

(vi) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the Master Servicer or the applicable Servicer, their successors and assigns as mortgagee and to the Seller's knowledge all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

(vii) The Mortgage Loan is not a loan (A) subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended, or any comparable state law (B) a "High Cost Loan" or "Covered Loan" as applicable, as such terms are defined in the current Standard & Poor's LEVELS(R) GLOSSARY classified and/or defined as a "high cost" loan or "predatory," "high cost," "threshold" or "covered" lending under any other state, federal or local law. No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act. The Mortgage Loan at the time it was made otherwise complied in all material respects with any and all requirements of any federal, state or local law including, but not limited to, all predatory lending laws, usury, truth in lending, real estate settlement procedures (including the Real Estate Settlement Procedures Act of 1974, as amended), consumer credit protection, equal credit opportunity or disclosure laws applicable to such Mortgage Loan.

(viii) The Mortgage has not been satisfied, canceled or subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage except for a release that does not materially impair the security of the Mortgage Loan or is reflected in the loan-to-value ratio, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission unless payoff funds have been deposited in the custodial account.

(ix) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to


                                     III-2

          (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and either (a) specifically referred to in a lender's title insurance policy delivered to the originator of the Mortgage Loan or
          (b) which do not adversely affect the Appraised Value of the Mortgaged Property, and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property; and, further provided, with respect to Cooperative Loans, the lien of the related cooperative corporation for unpaid assessments representing the obligor's pro rata share of the cooperative corporation's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser.

(x) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other laws relating to the rights of creditors and general principles of equity.

(xi) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

(xii) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date.

(xiii) The Seller has acquired its ownership of each Mortgage Loan in good faith without notice of any adverse claim, and as of the Closing Date, the Mortgage Note and the Mortgage are not assigned or pledged, and immediately prior to the sale of the Mortgage Loan to the Purchaser, the Seller was the sole owner thereof and with full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security


                                     III-3
          interest and with full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement.

(xiv) To the Seller's best knowledge, the Seller or, if the Mortgage Loan was not originated by the Seller, the originator is or was (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and
          (B) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) a federal savings and loan association or national bank or subsidiary having preemptive authority under federal law or under applicable state law to engage in business in such state without qualification, or (iv) not doing business in such state.

(xv) The Mortgage Loan is covered by an ALTA lender's title insurance policy or other form acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(A) through (C) above) the originator or the Seller, their respective successors and assigns as to the first priority lien of the Mortgage in the original principal balance of the Mortgage Loan. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

(xvi) Except as set forth in (ii) above, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

(xvii) To the best of the Seller's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or on parity with, the lien of the related Mortgage.

(xviii) To the Seller's best knowledge, all improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.


                                     III-4

(xix) The Mortgage Loan was originated by the Seller or a subsidiary of the Seller or was purchased by the Seller from a third party and the originator of each Mortgage Loan, was, at the time of origination, (A)
          (1) a Fannie Mae-approved or Freddie Mac-approved seller/servicer and
          (2) a U.S. Department of Housing and Urban Development approved mortgage banker, or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority or (B) closed in the name of a loan broker under the circumstances described in the following sentence. If such Mortgage Loan was originated through a loan broker, the related originator qualifies under clause (A) above, such Mortgage Loan met such originator's underwriting criteria at the time of origination and was originated in accordance with such originator's polices and procedures and such originator acquired such Mortgage Loan from the loan broker contemporaneously with the origination thereof. Each Mortgage Note has a Loan Rate that adjusts periodically (not always in correlation to the index calculation term), based on the 1-Month LIBOR, 6-Month LIBOR, 1-Year LIBOR, 1-Year CMT or 3-Year CMT index, (as each is defined in the Pooling and Servicing Agreement), except that some Mortgage Loans first adjust after an initial period of one month, six months or one, three, five, seven or ten years following origination.

(xx) The origination practices used by the Seller or the originator of the Mortgage Loan and the collection practices used by the Master Servicer or the applicable Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business. With respect to escrow deposits and escrow payments, if any, all such payments are in the possession of, or under the control of, the applicable Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.

(xxi) The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended and there is no proceeding pending for the total or partial condemnation thereof.

(xxii) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

(xxiii)   The Mortgage Loan was underwritten generally in accordance with either
          (A) the Seller's underwriting standards described in the Preliminary Prospectus Supplement and the Final Prospectus Supplement, (B) in the case of a Mortgage


                                     III-5

          Loan originated by First Republic Bank, the underwriting standards of First Republic Bank, or (C) in the case of a Mortgage Loan acquired from a bulk seller, the related bulk seller or a third party originator's guidelines including those of Wells Fargo Bank described in the Preliminary Prospectus Supplement and the Final Prospectus Supplement.

(xxiv) The Mortgage File in possession of the related Servicer contains an appraisal of the related Mortgaged Property by an appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan or, in accordance with certain specified programs of the originator of the Mortgage Loan an approved AVM in lieu of the appraisal.

(xxv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except, in connection with a trustee's sale after default by the Mortgagor.

(xxvi) (A) Other than 22 Mortgage Loans (representing approximately 0.66% of the Mortgage Loans), no Mortgage Loan (A) contains provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor or paid by any source other than the Mortgagor or (B) contains any provision permitting a temporary "buydown" of the related Loan Rate. No Mortgage Loan was a graduated payment mortgage loan as of the date of its origination. No Mortgage Loan has a shared appreciation or other contingent interest feature.

(xxvii) No Mortgage Loan had a Loan-To-Value Ratio in excess of 100%. Other than 1 Mortgage Loan (representing approximately 0.04% of the Mortgage Loans), the portion of the unpaid principal balance of each Mortgage Loan which is in excess of 80% of the original Loan-to-Value Ratio either (a) has Additional Collateral or (b) is and will be insured as to payment defaults under a Primary Mortgage Insurance Policy issued by a primary mortgage insurer licensed to do business in the state in which the Mortgaged Property is located and acceptable to Fannie Mae or Freddie Mac as of the Closing Date, so as to reduce the Mortgagee's exposure in accordance with the standards of Fannie Mae or Freddie Mac and applicable law. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with; such policy is valid and in full force and effect and all premiums due thereunder have been paid.

(xxviii) Except for any Additional Collateral Mortgage Loans, the Mortgage Note is not and has not been secured by any collateral, pledged account, or other security


                                     III-6
          except the lien of the Mortgage, and the security interest of any applicable security agreement or chattel mortgage referred to above.

(xxix) To the best of Seller's knowledge, the Mortgaged Property is lawfully occupied under applicable law. To the best of Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, had been made or obtained from the appropriate authorities.

(xxx) Each Assignment is in recordable form, is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

(xxxi) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac or the originator's eligibility requirements.

(xxxii) Each Mortgage is a "qualified mortgage" for purposes of the REMIC Provisions.

(xxxiii) To the Seller's best knowledge, no fraud was committed by the originator of the Mortgage Loan and the Seller is not aware of any fact that would reasonably lead the Seller to believe that any Mortgagor had committed fraud in connection with the origination of such Mortgage Loan.

(xxxiv) The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested by the Mortgagor under the Relief Act.

(xxxv) The Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state, or federal environmental law, rule, or regulation. The Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule, or regulation is an issue.

(xxxvi) As to any Additional Collateral Mortgage Loan, such Mortgage Loan is secured by a perfected first priority security interest in the related Additional Collateral.

(xxxvii) As to any Additional Collateral Mortgage Loan, the applicable pledge agreement is in place, is genuine and is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and general principles of equity.

(xxxviii) With respect to each Cooperative Loan (i) there is no provision in the related proprietary lease which requires the related Mortgagor to offer for sale the shares owned by such Mortgagor first to the Cooperative Corporation for a price less than the outstanding amount of the Cooperative Loan, (ii) there is no prohibition


                                     III-7
          in the related proprietary lease against pledging such shares or assigning the proprietary lease that has been violated in connection with the origination of the Cooperative Loan.

(xxxix) With respect to each Cooperative Loan, as of the Closing Date, such Cooperative Loan is secured by shares held by a "tenant-stockholder" of a corporation that qualifies as a "cooperative housing corporation" as such terms are defined in Section 216(b)(1) of the Code.

(xl) With respect to each Cooperative Loan, the related Mortgage and related UCC financing statement creates a first-priority security interest in the stock in the Cooperative Corporation and the related proprietary lease of the related Cooperative Unit which were pledged to secure such Cooperative Loan, and the Cooperative Corporation owns the Cooperative Corporation as an estate in fee simple in real property or pursuant to a leasehold acceptable to Fannie Mae.


                                     III-8